SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF
TCW GALILEO FUNDS, INC.

Dated:    September 10, 2002

The section titled “Directors and Officers of the Company” at page 34 is amended as follows:

Mr. Samuel P. Bell is added as an Independent Director of the Company.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (66) 333 South Hope Street Suite 1253 Los Angeles, CA 90071	Mr. Bell has served as a director of TCW Galileo Funds, Inc. since October 2002.	President, Los Angeles Business Advisors since 1996. Previously Mr. Bell served as the Area Managing Partner of Ernst & Young for the Pacific Southwest Area.	Apex Mortgage Capital, Inc. (real estate investment trust) and TCW Convertible Securities Fund, Inc. (closed-end fund).

October 23, 2002